Subsequent event	12 Months Ended
Dec. 31, 2017
Subsequent event [Abstract]
Subsequent event
36.	Subsequent event

Acquisition of Monte Azul

On February 8, 2018, the Company entered into a Share Purchase Agreement to acquire all the outstanding shares of Monte Azul Engenharia Ambiental Ltda., and Monte Azul Engenharia Ltda., diversified waste management providers located in the northwest region of the state of São Paulo, Brazil. The acquisition is part of the Company’s strategy to enhance its competitiveness in a key locations and deliver meaningful synergies.

The completion of the acquisition is subject to customary closing conditions, including regulatory approvals from the Brazil’s antitrust authority.